Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:	Press Contact:
Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q1 FISCAL YEAR 2014 FINANCIAL RESULTS
Q1 Revenue of $118.0 Million, up 9 Percent Q/Q
Record Sales of RapidIO® Solutions, Strong Recovery in Core Business

SAN JOSE, Calif., Jul. 25, 2013 - Integrated Device Technology, Inc. (IDT® or the Company) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal first quarter ended June 30, 2013.
“We were pleased to deliver Q1 results that were ahead of our prior projections,” said Dr. Ted Tewksbury, president and CEO of IDT. “Revenue from RapidIO solutions serving our 4G/LTE base station customers hit record levels and sales from our core timing and memory interface product lines improved significantly from the prior quarter. We also expanded operating margins through continued improvements in gross margin and persistent focus on cost controls.”
“We're off to a strong start for fiscal 2014 with improving fundamentals and leadership positions in timing, wireless power and interfaces. With major product declines behind us, new products designed in and revenue ramping, our attention is focused on continued operating margin expansion. We remain committed to delivering 60 percent non-GAAP gross margins and 20 percent non-GAAP operating margins through growth in our core and new product businesses combined with judicious cost reductions.”

Recent Highlights
IDT recently announced:

•	The divestiture of its PCI Express enterprise flash controller business to PMC-Sierra for approximately $96 million in cash.

•	The industry's first low-power quad 16-bit DACs with high-speed JESD204B interface enabling wide bandwidth support and simplified board routing in 4G multi-carrier broadband wireless applications.

•	A low-noise timing chipset for wireless base station radio cards, offering engineers the tools needed to solve phase noise-related challenges and build cutting-edge wireless systems.

•
The World's lowest jitter Synchronous Ethernet single-chip timing solution that reduces jitter by over 50 percent versus competing solutions and meets the industry's most stringent 10G or 40G Ethernet performance requirements.

•
Breakthrough timing architectures enabling the industry's lowest phase noise VCO and fractional output divider. The new designs empower customers to solve phase noise-related challenges in high-performance communication and networking applications.

•
A cross-platform power management solution system-validated by Intel, for Intel® Atom™ processors, Intel® Xeon® processors and Intel® Core™ processors. IDT's innovative distributed power solution offers tremendous flexibility for point-of-load regulation, circuit board routing, and thermal distribution.

•
The industry's most integrated WPC 1.1 Qi-certified wireless power transmitters, offering wireless charger manufacturers the smallest application footprint and bill-of-materials (BOM) of any solution on the market today.

•
Its wireless power transmitter has been selected for TYLT's award-winning “VÜ” wireless charging base. IDT's solution was selected for its multi-coil support, compact size, reduced bill-of-materials (BOM), functional flexibility, programmability, and superior customer support.

The following highlights the Company's financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•	Revenue for the fiscal first quarter of 2014 was $118.0 million, compared with $130.2 million reported in the same period one year ago.

•
GAAP net loss from continuing operations for the fiscal first quarter of 2014 was $2.3 million, or a loss of $0.02 per diluted share, versus GAAP net income from continuing operations of $0.5 million or breakeven per diluted share in the same period one year ago. Fiscal first quarter 2014 GAAP results include $6.2 million in acquisition and restructuring related charges, $5.0 million in stock-based compensation, and $0.8 million from related tax effects.

•
Non-GAAP net income from continuing operations for the fiscal first quarter of 2014 was $8.2 million or $0.05 per diluted share, compared with non-GAAP net income from continuing operations of $11.0 million or $0.08 per diluted share reported in the same period one year ago.

•
GAAP gross profit for the fiscal first quarter of 2014 was $66.2 million, or 56.1 percent, compared with GAAP gross profit of $72.5 million, or 55.7 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal first quarter of 2014 was $69.3 million, or 58.8 percent, compared with non-GAAP gross profit of $77.0 million, or 59.2 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal first quarter of 2014 was $40.8 million, compared with GAAP R&D expense of $41.5 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal first quarter of 2014 was $37.3 million, compared with non-GAAP R&D of $39.7 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal first quarter of 2014 was $27.8 million, compared with GAAP SG&A expense of $36.4 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal first quarter of 2014 was $23.4 million, compared with non-GAAP SG&A expense of $24.6 million in the same period one year ago.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on July 25, 2013. The webcast replay will be available after 5 p.m. Pacific time on July 25, 2013.
Investors can also listen to the live call at 1:30 p.m. Pacific time on July 25, 2013 by calling (800) 288-8975 or (612) 332-0932. The conference call replay will be available after 5 p.m. Pacific time on July 25, 2013 through 11:59 p.m. Pacific time on August 1, 2013 at (800) 475-6701 or (320) 365-3844. The access code is 298311.

About IDT
Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers' applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world, with direct purchase services through IDT Direct™. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 1, 2012. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company's operations that, when viewed in conjunction with IDT's GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company's business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision (benefit) for income taxes, continuing operations
Operating income (loss);
Net income (loss) from continuing operations;
Diluted net income (loss) per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management's evaluation of potential acquisitions or IDT's performance after completion of acquisitions, because they are not related to the Company's core operating performance. Adjustments of these items provide investors with a basis to compare IDT's performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Other acquisition related costs which consists of an accrued deferred closing date fee associated with the acquisition of NXP's high-speed data converter assets.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT's infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures of business units. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT's non-GAAP financial measures as it enhances the ability of investors to compare the Company's period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments consists of an impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT's period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•
Asset impairments, consists of the accelerated depreciation of certain design tools no longer in use and the release of capitalized financing fees associated with a financing facility which expired unused.

•	Other-than-temporary impairment loss on investments consists of fair value write-downs of certain private equity investments.

•	Stock based compensation expense.

•	Expenses related to stockholder activities reflect advisory fees related to inquiries of Starboard Value LP.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

•	Tax effects of non-GAAP adjustments.

•
Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	June 30,	March 31,	July 1,
	2013	2013	2012
Revenues	$117,982	$108,527	$130,161
Cost of revenues	51,809	49,014	57,648
Gross profit	66,173	59,513	72,513
Operating expenses:
Research and development	40,849	45,732	41,544
Selling, general and administrative	27,843	29,133	36,412
Total operating expenses	68,692	74,865	77,956

Operating loss	(2,519)	(15,352)	(5,443)

Gain from divestiture	—	7,986	—
Other-than-temporary impairment loss on investments	—	(1,708)	—
Other income (expense), net	57	258	2,000
Loss from continuing operations before income taxes	(2,462)	(8,816)	(3,443)
Provision (benefit) for income taxes	(198)	1,811	(3,986)

Net income (loss) from continuing operations	(2,264)	(10,627)	543

Discontinued operations:
Loss from discontinued operations	—	—	(4,858)
Provision (benefit) for income taxes	—	—	—
Net income (loss) from discontinued operations	—	—	(4,858)

Net loss	$(2,264)	$(10,627)	$(4,315)

Basic net income (loss) per share continuing operations	$(0.02)	$(0.07)	$—
Basic net loss per share discontinued operations	—	—	(0.03)
Basic net loss per share	$(0.02)	$(0.07)	$(0.03)

Diluted net income (loss) per share continuing operations	$(0.02)	$(0.07)	$—
Diluted net loss per share discontinued operations	—	—	(0.03)
Diluted net loss per share	$(0.02)	$(0.07)	$(0.03)

Weighted average shares:
Basic	147,056	145,626	142,595
Diluted	147,056	145,626	143,984

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	June 30,	March 31,	July 1,
	2013	2013	2012

GAAP net income (loss) from continuing operations	$(2,264)	$(10,627)	$543
GAAP diluted net income (loss) per share continuing operations	$(0.02)	$(0.07)	$—
Acquisition related:
Amortization of acquisition related intangibles	4,321	5,409	4,891
Acquisition related legal and consulting fees	730	1,129	4,836
Other acquisition related costs	—	—	1,800
Fair market value adjustment to acquired inventory sold	—	—	358
Restructuring related:
Severance and retention costs	1,174	1,662	715
Facility closure costs	8	2	13
Gain on divestiture	—	(7,986)	—
Assets impairment	(36)	(37)	(59)
Other:
Other-than-temporary impairment loss on investments	—	1,708	—
Stock-based compensation expense	4,986	3,966	3,122
Assets impairment	—	5,724	—
Expenses related to stockholder activities	—	(1,000)	2,576
Compensation expense (benefit)—deferred compensation plan	(100)	704	(136)
Loss (gain) on deferred compensation plan securities	101	(696)	314
Life insurance proceeds received	—	—	(2,313)
Tax effects of Non-GAAP adjustments	(761)	1,544	(5,677)
Non-GAAP net income from continuing operations	$8,159	$1,502	$10,983
GAAP weighted average shares - diluted	147,056	145,626	143,984
Non-GAAP adjustment	5,884	5,026	1,716
Non-GAAP weighted average shares - diluted	152,940	150,652	145,700
Non-GAAP diluted net income per share continuing operations	$0.05	$0.01	$0.08

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP (continued)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	June 30,	March 31,	July 1,
	2013	2013	2012
GAAP gross profit	66,173	59,513	72,513
Acquisition and divestiture related:
Amortization of acquisition related intangibles	2,905	3,210	3,622
Fair market value adjustment to acquired inventory sold	—	—	358
Restructuring related:
Severance and retention costs	1	—	301
Facility closure costs	2	(9)	6
Assets impairment	(36)	(37)	(59)
Other:
Compensation expense (benefit)—deferred compensation plan	(31)	217	(34)
Stock-based compensation expense	333	263	303
Non-GAAP gross profit	69,347	63,157	77,010

GAAP R&D expenses:	40,849	45,732	41,544
Restructuring related:
Severance and retention costs	(1,092)	(1,560)	(340)
Facility closure costs	(2)	(6)	(4)
Other:
Assets impairment	—	(3,203)	—
Compensation expense (benefit)—deferred compensation plan	52	(365)	82
Stock-based compensation expense	(2,472)	(2,146)	(1,542)
Non-GAAP R&D expenses	37,335	38,452	39,740

GAAP SG&A expenses:	27,843	29,133	36,412
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(1,416)	(2,199)	(1,269)
Acquisition related legal and consulting fees	(730)	(1,129)	(4,836)
Other acquisition related costs	—	—	(1,800)
Restructuring related:
Severance and retention costs	(81)	(102)	(74)
Facility closure costs	(4)	(5)	(3)
Other:
Assets impairment	—	(2,521)	—
Compensation expense (benefit)—deferred compensation plan	17	(122)	20
Stock-based compensation expense	(2,181)	(1,557)	(1,277)
Expenses related to stockholder activities	—	1,000	(2,576)
Non-GAAP SG&A expenses	23,448	22,498	24,597

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP (continued)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	June 30,	March 31,	July 1,
	2013	2013	2012

GAAP interest income and other, net	57	258	2,000
Loss (gain) on deferred compensation plan securities	101	(696)	314
Life insurance proceeds received	—	—	(2,313)
Non-GAAP interest income and other, net	158	(438)	1

GAAP provision (benefit) for income taxes continuing operations	(198)	1,811	(3,986)
Tax effects of Non-GAAP adjustments (7)	761	(1,544)	5,677
Non-GAAP provision (benefit) for income taxes continuing operations	563	267	1,691

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	March 31,
(In thousands)	2013	2013

ASSETS
Current assets:
Cash and cash equivalents	$113,995	$130,837
Short-term investments	196,242	166,333
Accounts receivable, net	65,647	62,083
Inventories	56,827	56,555
Prepaid and other current assets	22,650	24,697
Total current assets	455,361	440,505

Property, plant and equipment, net	76,163	74,988
Goodwill	144,924	144,924
Acquisition-related intangibles	44,281	48,602
Other assets	18,611	19,560
TOTAL ASSETS	$739,340	$728,579

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$27,843	$23,244
Accrued compensation and related expenses	22,589	21,090
Deferred income on shipments to distributors	13,962	14,539
Deferred taxes liabilities	1,005	1,000
Other accrued liabilities	11,813	14,652
Total current liabilities	77,212	74,525

Deferred tax liabilities	1,552	1,552
Long term income taxes payable	284	454
Other long term obligations	20,673	22,022
Total liabilities	99,721	98,553

Stockholders' equity	639,619	630,026

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$739,340	$728,579